Supplement dated August 1, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

By supplement dated June 8, 2016, we notified you that the following Acquired Fund was scheduled to be merged into the Target Fund as noted below, effective on or about the close of business on July 15, 2016.

Acquired Fund	Target Fund
Putnam VT Voyager Fund – Class IB	Putnam VT Growth Opportunities Fund – Class IB

The merger is being deferred until further notice because certain of its closing conditions remain outstanding.  As a result of this deferral, Contract Value may continue to be allocated to the Acquired Fund.  Any outstanding instruction you have on file with us that designates the Acquired Fund will remain in place.  This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

AllstateSup4